Cardinal Ethanol, LLC
Employee Bonus Plan
Amended and Restated for Fiscal Year 2016-17
(Effective 10-1-16)
The purpose in developing and continuing an Employee Bonus Plan is to reward the employees for their contributions that directly impact the financial results of the Company, that reflect a positive safety culture, and to promote teamwork needed to complete desired goals. This year’s Plan is again made up of financial and team goals relating to the Company’s financial success, safety, and production efficiency.
For the purposes of the Plan, wages are defined as the amount paid during the defined period and limited to regular pay, overtime, holiday, and paid time off (PTO).
Rules of the Plan:

a)	All plan payouts must be approved by the Board of Directors.

b)	Employee must be employed on the day that the Board approves the payout to be eligible for any bonus payout.

c)	Employee must be working from October 1, 2016 to September 30, 2017 to be eligible for the full bonus.
Financial Goal:

a)
Eligibility for the Financial Goal payout portion of the plan begins at $7,500,000 net income. There will be NO payout under the financial goal section if the Company does not meet this minimum income threshold.

b)	The Financial Goal section is eligible to all employees that meet the eligibility requirements.

c)	Payout for the Financial Goal will be made prior to December 31, 2017 once the fiscal year end results are calculated and approved.
Team Goals:

a)	Team Goals are not subject to a minimum net income requirement.

b)	Payout for the Team Goals will be made quarterly and based on company “Operational Statistics”, Christianson Benchmarking Results, Individual Safety Participation, and Audits.

c)	Employee must be employed on the last day of the quarter and on the day the Board approves the payout to receive any payout from the Team Goals.

d)	Employee does not need to have worked the full quarter to be eligible. Payout will be made once final results are known and have been approved by the Board of Directors.

e)	Team Goal payout is applicable to all employees that meet the eligibility requirements.

Employee Bonus Plan
Financial Goal - Max Payout 10% of eligible wage.

•	Minimum required net profit needed for payout $7.5M (Annual Payout)
-    Payout Level 1 ……………………$ 7,500,000 - $11,999,999 = 5% payout
-    Payout Level 2 ……………………$ 12,000,000 - $19,999,999 = 7½%payout
-    Payout Level 3 ……………………$ 20,000,000 and above = 10% payout

Team Goals - Max Payout 10% of eligible wage.
Team Goal #1 - Improved efficiency and production through increased ethanol yield per bushel ground as compared to industry; based on rankings through Benchmarking surveys. (Quarterly Payout)
Team Goal #2 - Optimize natural gas usage by reducing BTU/gallon. Achieved Natural Gas Usage number will be based on “Operation Statistics” work papers. (Quarterly Payout)
Team Goal #3 - Maximize corn oil yield per bushel of corn ground. Measure will be based on results of rankings through Benchmarking surveys. (Quarterly Payout)
Team Goal #4 - Improve Safety performance. Increase awareness and maintain safety performance. Near Misses will be based on individual reports submitted on time to the EHS Manager. Other Safety criteria are based on individual participation and Bi-Annual Safety Audits. (Quarterly Payout)

•
Goal #1 Lead Rankings for Ethanol Yield based on 12 month rolling average - (Christianson Benchmarking; All Plants, undenatured, moisture adjusted gallons per bushel ground based on corn at 15%)(3% max payout)

1)Ranking below the top 40%...............................        0% payout
2)Ranking in the top 40% - 35%..........................        1% payout
3)Ranking between 35% - 25% ...........................        2% payout
4)Ranking in the top 25% (Leader).......................        3% payout

•	Goal #2 Optimize Natural Gas Usage (BTU per Anhydrous Ethanol Gallon)(2% max payout)
1)27,751 or more..................................................         0% payout
2)27,750 - 26,751.................................................         1% payout
3)26,750 or less....................................................        2% payout

•	Goal #3 Improve Corn Oil Yield based on 12 month rolling average - (Christianson Benchmarking; Pounds of Oil per Bushels Ground)(2% max payout)
1)Ranking below the top 30%...............................         0% payout
2)Ranking between 30% and 20%........................        1% payout
3)Ranking in the top 20%......................................         2% payout

•	Goal #4 Improve Safety Record - Individual Safety Participation; subject to verification and approval by management. (3% max payout)
1) Safety Committee Meeting and Employee Participation (1% max payout)
Participate in one (1) Safety Committee meeting and one (1) Employee Participation
Task from the below menu:
o Employee Participation Menu
Safety Program Area Audit Complete
Non-Routine Task Pre-work Audit Completed
Lead a Toolbox Talk
LOTO/Confined Space Program Review
Contractor Observation, Review and Evaluation
Participate and complete an optional Safety Webinar.
Participate on an Internal Control committee.
2) Near Miss Reporting (complete 2) (1% max payout)
1) Two (2) Near Miss Reports completed (Plant or Internal Control)
3) Improve ERI Audit Score (based on bi-annual Audit scores/ranking)(1% max payout)
Q1 Payout = Completion of all non-capital deficiencies highlighted and mentioned in the latest ERI Safety Audit within 90 days of issuance of ERI Safety Audit Report.
Q2 Payout = A Safety Audit score greater than 93.26%
Q3 Payout = Completion of all non-capital deficiencies highlighted and metioned in the latest ERI Safety Audit within 90 days of issuance of the ERI Safety Audit Report
Q4 Payout = A Safety Audit Score greater than the previous ERI Safety Audit score.

Personal Incentive (10% additional opportunity available)
Available to the following positions: Production Manager, EHS Manager, Maintenance Manager, and
Controller.
These positions will be eligible for an additional 10% payout if they meet certain personal goals. These individual goals will be ones the positioned employee will have a direct impact in achieving the best return to the business.
Personal Incentive (10% additional opportunity available)
Production Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Score (based on last audit score prior to yearend) (2% max payout)
•Ranking below the 2nd Quartile.................................................     0% payout
•Ranking in the 2nd Quartile.......................................................     1% payout
•Ranking in the 1st Quartile........................................................     2% payout
Safety - All non-capital recommendations from ERI Audit satisfactorily completed within 90 days of notification (1% max payout)
•Have Audit items been completed    NO..................................     0% payout
•Have Audit items been completed    YES................................     1% payout
Production - Improve Ranking of Ethanol Yield - (Christianson Benchmarking; All Plants, undenatured, moisture adjusted gallons per bushel ground based on corn at 15%) (3% max payout)
•Ranking below the top 40%.......................................................     0% payout
•Ranking in the top 40% - 35%...................................................     1% payout
•Ranking in the top 35% - 25%...................................................     2% payout
•Ranking in the top 25% (Leader)...............................................     3% payout
Production - Maximize Corn Oil Production (Christianson Benchmarking; All Plants, undenatured, moisture adjusted to 15%, pounds per bushel ground.)(2% max payout)
•Ranking below the top 30%......................................................     0% payout
•Ranking between 30% and 20%...............................................     1% payout
•Ranking in the top 20%.............................................................     2% payout
Production - Ethanol Throughput, denatured gallons (2% max payout)
•Less than 120.0 M gallons........................................................     0% payout
•120.0 M to 125.0 M gallons.......................................................     1% payout
•125.0 M to 130.0 M gallons.......................................................     1 1/2% payout
•Greater than 130.0 M gallons...................................................     2% payout

Maintenance Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Score (based on last audit score prior to yearend) (2% max payout)
•Ranking below the 2nd Quartile.................................................     0% payout
•Ranking in the 2nd Quartile.......................................................     1% payout
•Ranking in the 1st Quartile........................................................     2% payout
Safety - All non-capital recommendations from ERI Audit satisfactorily completed within 90 days of notification. (1% max payout)
•Have Audit items been completed.................    NO.....................     0% payout
•Have Audit items been completed.................    YES...................     1% payout
Maintenance - Reduction of supply cost (Based on Christianson Benchmarking for “All Plants - Plant Supplies/Repair/Maintenance”) (2% max payout)
•Ranking outside of the top 20 plants.........................................     0% payout
•Top 20 Benchmarking rank for all plants..................................     1% payout
•Leader (top 25% ranking for all plants)....................................     2% payout
Maintenance - Uptime (includes all downtime) (3%)
•Greater than 328 hours downtime............................................     0% payout
•328 to 280 hours downtime......................................................     1% payout
•279 to 240 hours downtime......................................................     2% payout
•Less than 240 hours downtime.................................................     3% payout
Project Management - (Based on project budget and timeline provided by management) (2%)
•Capital Projects completed on-time.........................................     1% payout
•Capital Projects completed on budget......................................     1% payout
EHS Manager: Personal Goals (annual payout)
Safety - Improve ERI Safety Audit Score (based on last audit score prior to year end) (3% max payout)
•Ranking below the 2nd Quartile...............................................     0% payout
•Ranking in the 2nd Quartile......................................................     2% payout
•Ranking in the 1st Quartile.......................................................     3% payout
Safety - All non-capital recommendations from ERI Audit satisfactorily completed within 90 days of notification (1% max payout)
•Have Audit items been completed.................NO....................     0% payout
•Have Audit items been completed.................YES...................     1% payout
Environmental Compliance - Maintain Permit Parameters (4%)
•No EHS violations resulting in fines (EPA, OSHA, IDEM, etc.)    3% payout
Food Safety Modernization Act - Compliance (3%)
•Failure to meet compliance due date.........................................     0% payout
•Fully Compliant by September 17, 2017 due date....................     3% payout

Controller: Personal Goals (annual payout)
Financial Planning - Prepare the Annual Budget (with help from the CFO if necessary) (3%)
(Budget Ready for October 2017 Board Meeting)

•	NO........................................................................................... 0% payout

•	YES......................................................................................... 3% payout
Tax/K-1 - Completed K-1s in a timely manner before the date of the annual meeting (2%)
•Completion on or after the Annual Meeting date....................     0% payout
•Completion before the Annual Meeting date...........................     1% payout
•Completion by January 31, 2017.............................................     2% payout
FY 10-K - Close for timely SEC filing and bank/Investor Obligations (3%)
•Completion after December 13, 2016......................................     0% payout
•Completion on or before December 13, 2016..........................     1% payout
•Completion on or before December 1, 2016............................     2% payout
•Completion on or before Thanksgiving 2016...........................    3% payout
Accounting - Preparation of Financial Statements (5 day close) (2%)

•	Preliminary Financials ready in 5 days 9 of 12 months............. 1% payout

•	Preliminary Financials ready in 5 days 11 of 12 months........... 2% payout
Personal Incentive (10% additional opportunity available)
Available to the following positions: CEO, CFO, Commodity Manager, and Plant Manager.
These positions will be eligible for an additional 10% payout. 40% of this payout will be tied to Production Manager, Maintenance Manager, EHS Manager, and Controller meeting their individual goals. 60% of this payout will be based on Production and Capital Management goals.
“Senior Management”: Goals (annual payout) (CEO, CFO, Commodity Manager, Plant Manager)
1) Leadership/Management/Coaching - Develop and Support Mid-management (4%)
•Average completion score of mid management incentive award times 40% award value.
2) Production & Capacity Goals (Based on Denatured Production) (3%)
•Fiscal Year End Production > 120,000,000 MG......................     1% payout
•Fiscal Year End Production > 125,000,000 MG......................     2% payout
•Fiscal Year End Production > 130,000,000 MG......................     3% payout
3) Capital Project Management - (3% maximum payout)
•Capital Project Detail Packet Completed.................................    1% payout
•On-Time & On-Budget Completion.........................................    1% payout
•Post Project Analysis Completed..............................................    1% payout